                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 332,010 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company in connection with the acquisition of certain businesses and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of July, 1998.


                                        /s/ Ronald D. Bryant
                                        --------------------------------
                                        Ronald D. Bryant

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 332,010 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company in connection with the acquisition of certain businesses and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of July, 1998.


                                        /s/ David L. Henninger
                                        --------------------------------
                                        David L. Henninger

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 332,010 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company in connection with the acquisition of certain businesses and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of July, 1998.


                                        /s/ Chester J. Jachimiec
                                        --------------------------------
                                        Chester J. Jachimiec

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 332,010 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company in connection with the acquisition of certain businesses and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of July, 1998.


                                        /s/ Timothy Johnston
                                        --------------------------------
                                        Timothy Johnston

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 332,010 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company in connection with the acquisition of certain businesses and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of July, 1998.


                                        /s/ Andrew J. Kelly
                                        --------------------------------
                                        Andrew J. Kelly

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 332,010 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company in connection with the acquisition of certain businesses and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of July, 1998.


                                        /s/ Donald L. Luke
                                        --------------------------------
                                        Donald L. Luke

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 332,010 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company in connection with the acquisition of certain businesses and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of July, 1998.


                                        /s/ Thomas B. McDade
                                        --------------------------------
                                        Thomas B. McDade

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 332,010 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company in connection with the acquisition of certain businesses and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of July, 1998.


                                        /s/ Lucian L. Morrison
                                        --------------------------------
                                        Lucian L. Morrison

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 332,010 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company in connection with the acquisition of certain businesses and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of July, 1998.


                                        /s/ James P. Norris
                                        --------------------------------
                                        James P. Norris

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 332,010 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company in connection with the acquisition of certain businesses and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of July, 1998.


                                        /s/ Fredric J. Sigmund
                                        --------------------------------
                                        Fredric J. Sigmund

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 332,010 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company in connection with the acquisition of certain businesses and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of July, 1998.


                                        /s/ John M. Sullivan
                                        --------------------------------
                                        John M. Sullivan

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-8 for the registration of 332,010 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with stock options granted by the Company in connection with the acquisition of certain businesses and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of July, 1998.


                                        /s/ James D. Weaver
                                        --------------------------------
                                        James D. Weaver